EXHIBIT 10.127

Form of the <Year> ACIP Award Agreement for 162(m) Covered Officers
<YEAR> ANNUAL CASH INCENTIVE PLAN
Performance Unit Agreement

This Award Agreement between Qualcomm Incorporated (the “Company”) and [Insert Name] (the “Executive”) evidences the grant of a Performance Unit (this “Award”) under the Qualcomm Incorporated 2006 Long-Term Incentive Plan (the “Plan”), representing a right to receive a cash payment equal to the amount determined by the Compensation Committee (the “Committee”) based on performance.

Definitions	Capitalized terms used in this Award Agreement have the meaning specified under the Plan, except as otherwise specified herein.
Grant Date	<Date>
Performance Period	The Performance Period is the Company’s <Year> fiscal year.
Performance Goals; Amount Payable Under this Award
The amount payable under this Award, if any, will be based on the extent to which the Company meets or exceeds the Performance Goals established by the Committee, which are as described in Attachment A, subject to the Committee’s exercise of discretion under section 9.5(b) of the Plan.
To be eligible to receive payment with respect to this Award, your Service must be continuous from the Grant Date through the Payment Date specified below.

Payment Date
This Award shall be paid in cash no later than 30 calendar days after the Committee’s written certification of the attainment of the Performance Goals, determination of the amount, if any, to be paid and the Company’s fiscal <Year> annual earnings release.

Repayment Policy
By executing this Award Agreement, you acknowledge that any payment made with respect to this Award is subject to (a) the current Qualcomm Incorporated Cash Incentive Compensation Repayment Policy, a copy of which is attached to this Award Agreement as Attachment B and incorporated herein by reference; (b) any applicable listing standards of a national securities exchange adopted in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder; (c) similar rules under the laws of any other jurisdiction; and (d) any policies hereinafter adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to you (collectively, the “Repayment Policy”). You hereby agree to be bound by the Repayment Policy.

Terms of the Plan
This Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any conflict between this Award Agreement and the terms of the Plan, then the terms of the Plan control.

The Award Agreement is effective as of the latest date specified below.

QUALCOMM INCORPORATED

Name:
Title:
Date:

I hereby acknowledge that I have read, understand, and accept the terms of this Award Agreement, the Plan, and the Repayment Policy.

EXECUTIVE

Name:
Title:
Date:

Attachments:
Attachment A - Performance Goals
Attachment B - Cash Incentive Compensation Repayment Policy

ATTACHMENT A
FISCAL YEAR <YEAR> PERFORMANCE GOALS AND PAYMENT FORMULA
[Executive’s Name]

Base Salary	Bonus Target as a Percent of Base Salary	Target Award Amount	<Amount>
<Amount>	<Amount>	<Amount>	<Amount>

I. Formula to Calculate Maximum Award Amount
Subject to the Committee’s exercise of discretion under section 9.5(b) of the Plan, you will be eligible to earn the Maximum Award Amount specified above if the Company’s fiscal <Year> Adjusted GAAP operating income is equal to or greater than $<Amount>. For this purpose, “<Year> Adjusted GAAP operating income” is determined in accordance with accounting principles generally accepted in the United States (“GAAP”), but determined excluding: (1) results from operations of the Qualcomm Strategic Initiative (“QSI”) segment; (2) all share-based compensation other than amounts settleable in cash; (3) the following items resulting from acquisitions: (a) acquired in-process research and development expenses, (b) recognition of the step-up of inventories to fair value, (c) amortization of certain intangible assets starting with acquisitions completed in the third quarter of fiscal 2011, and (d) expenses related to the termination of contracts that limit the use of the acquired intellectual property; and (4) disclosed losses or expenses attributable to discontinued operations, impairments, restructuring and related activities, or actions of government or quasi-government bodies. If the Company’s fiscal <Year> Adjusted GAAP operating income is less than $<Amount>, your Maximum Award Amount specified above shall be reduced to an amount equal to (a) <Amount>% of <Year> Adjusted GAAP operating income multiplied by (b) a fraction, the numerator of which is the Maximum Award Amount stated above, and the denominator of which is $<Amount>.

Subject to the Maximum Award Amount as determined in this Section I, the actual amount of the payment you receive under this Award will be determined by the Committee during the fourth quarter of the Performance Period based on the formula specified in Section II below for measuring the Company’s financial performance and the Committee’s exercise of discretion as provided in Section 9.5(b) of the Plan.

II. Formula to Calculate Amount Payable
No amount will be payable unless the Company has at least $<Amount> in Non-GAAP operating income (as defined below) for fiscal <Year>. If Non-GAAP operating income equals or exceeds that amount, subject to the Committee’s exercise of discretion under section 9.5(b) of the Plan, the conditions of this Award and the Maximum Award Amount determined above, the amount payable under this Award, if any, shall be calculated during or after the fourth quarter of fiscal <Year> as follows:

1.	The Company fiscal <Year> financial Performance Measures and Performance Targets for purposes of determining the amount payable under this Award are as follows:

Performance Measures	Performance Targets
Non-GAAP revenues:	<Amount>
Non-GAAP operating income:	<Amount>
“Non-GAAP revenues” and “Non-GAAP operating income” are as of the Company’s September outlook (or the reported results) for fiscal <Year>, subject to adjustments pursuant to the policy established by the Committee. The Company applies a relative weighting of <Amount>% to Non-GAAP revenues and <Amount>% to Non-GAAP operating income.

2.
The weighted financial performance ratio for Non-GAAP revenues will be the result of <Amount> multiplied by a fraction, the numerator of which is the September outlook or the reported Non-GAAP revenues results for fiscal <Year>, and the denominator of which is the fiscal <Year> Non-GAAP revenues objective stated above.

3.
The weighted financial performance ratio for Non-GAAP operating income will be the result of <Amount> multiplied by a fraction, the numerator of which is the September outlook or the reported Non-GAAP operating income results for fiscal <Year>, and the denominator of which is the fiscal <Year> Non-GAAP operating income objective stated above.

4.
The resulting weighted financial performance ratios for Non-GAAP revenues and Non-GAAP operating income will then be summed (the “Weighted Financial Performance Ratio”) and the “Incentive Multiple” will be calculated according to the schedule set forth below:

Weighted Financial Performance Ratio	Incentive Multiple	Rate of Increase to the Incentive Multiple
70%	0.0000	The Incentive Multiple is zero (0.0) if the Weighted Financial Performance Ratio is less than 80%.
75%	0.0000
80%	0.0000	The Incentive Multiple increases 5.0 percentage points for each 1.0 percent improvement in the Weighted Financial Performance Ratio from 80% to 100%.
85%	0.2500
90%	0.5000
95%	0.7500
100%	1.0000	The Incentive Multiple increases 4.0 percentage points for each 1.0 percent improvement in the Weighted Financial Performance Ratio from 100% to 125%.
105%	1.2000
110%	1.4000
115%	1.6000
120%	1.8000
125%	2.0000	The Incentive Multiple is at the maximum rate of 2.0x if the Weighted Financial Performance Ratio equals or exceeds 125%.
130%	2.0000
135%	2.0000
140%	2.0000
145%	2.0000
150%	2.0000

5.
Subject to the limitations of Section I and the exercise of discretion as provided in Section 9.5(b) of the Plan, the amount payable under this Award shall be the result of the Target Award Amount multiplied by the Incentive Multiple determined in step 4 above.

ATTACHMENT B
QUALCOMM INCORPORATED
Cash Incentive Compensation Repayment Policy

To the extent permitted by governing law, the Company will require an executive officer to repay to the Company the amount of any annual cash incentive bonus payment that executive officer receives to the extent that (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurs within twelve months of such payment, (ii) the executive officer has engaged in theft, dishonesty or intentional falsification of Company documents or records that resulted in the obligation to restate, and (iii) a lower cash incentive bonus payment would have been made to the executive officer based upon the restated financial results.

Notwithstanding anything in this Policy to the contrary, an accounting judgment made in good faith and supported by reasonable interpretations of generally accepted accounting principles (“GAAP”) at the time made shall not be the basis for the Company to require any repayments under this Policy.

The executive officer’s repayment obligation under this Policy shall be in addition to, and shall in no way limit, any other remedies that the Company may have available to it, and any other actions that the Company may take, with respect to the conduct of the executive officer or in connection with the accounting restatement.

For purposes of this Policy, an “executive officer” shall be any member of the Company’s executive committee and any other officers or employees of the Company as may be designated by the Company from time to time.

The interpretation and enforcement of this Policy shall be the responsibility of the Compensation Committee of the Board of Directors of the Company.

This Policy shall be effective with respect to cash incentive compensation paid to an executive officer on or after January 1, 2009.

Form of the <Year> ACIP Award Agreement for Non-Section 162(m) Covered Officers
<YEAR> ANNUAL CASH INCENTIVE PLAN
Performance Unit Agreement
This Award Agreement between Qualcomm Incorporated (the “Company”) and [Insert Name] (the “Executive”) evidences the grant of a Performance Unit (this “Award”) under the Qualcomm Incorporated 2006 Long-Term Incentive Plan (the “Plan”), representing a right to receive a cash payment equal to the amount determined by the Compensation Committee (the “Committee”) based on performance.

Definitions	Capitalized terms used in this Award Agreement have the meaning specified under the Plan, except as otherwise specified herein.
Grant Date	<Date>
Performance Period	The Performance Period is the Company’s <Year> fiscal year.
Performance Goals; Amount Payable Under this Award
The amount payable under this Award, if any, will be based on the extent to which the Company meets or exceeds the Performance Goals established by the Committee, which are as described in Attachment A, subject to the Committee’s exercise of discretion under section 9.5(b) of the Plan.
To be eligible to receive payment with respect to this Award, your Service must be continuous from the Grant Date through the Payment Date specified below.

Payment Date
This Award shall be paid in cash no later than 30 calendar days after the Committee’s written certification of the attainment of the Performance Goals, determination of the amount, if any, to be paid and the Company’s fiscal <Year> annual earnings release.

Repayment Policy
By executing this Award Agreement, you acknowledge that any payment made with respect to this Award is subject to (a) the current Qualcomm Incorporated Cash Incentive Compensation Repayment Policy, a copy of which is attached to this Award Agreement as Attachment B and incorporated herein by reference; (b) any applicable listing standards of a national securities exchange adopted in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder; (c) similar rules under the laws of any other jurisdiction; and (d) any policies hereinafter adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to you (collectively, the “Repayment Policy”). You hereby agree to be bound by the Repayment Policy.

Terms of the Plan
This Award is subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any conflict between this Award Agreement and the terms of the Plan, then the terms of the Plan control.

The Award Agreement is effective as of the latest date specified below.

QUALCOMM INCORPORATED

Name:
Title:
Date:

I hereby acknowledge that I have read, understand, and accept the terms of this Award Agreement, the Plan, and the Repayment Policy.

EXECUTIVE

Name:
Title:
Date:

Attachments:
Attachment A - Performance Goals
Attachment B - Cash Incentive Compensation Repayment Policy

ATTACHMENT A
FISCAL YEAR <YEAR> PERFORMANCE GOALS AND PAYMENT FORMULA
[Executive’s Name]

Base Salary	Bonus Target as a Percent of Base Salary	Target Award Amount	<Amount>
<Amount>	<Amount>	<Amount>	<Amount>

Formula to Calculate Amount Payable
No amount will be payable unless the Company has at least $<Amount> in Non-GAAP operating income (as defined below) for fiscal <Year>. If Non-GAAP operating income equals or exceeds that amount, subject to the Committee’s exercise of discretion under section 9.5(b) of the Plan, the conditions of this Award and the Maximum Award Amount determined above, the amount payable under this Award, if any, shall be calculated after the completion of fiscal <Year> as follows:
1.The Company fiscal <Year> financial Performance Measures and Performance Targets for purposes of determining the amount payable under this Award are as follows:

Performance Measures	Performance Targets
Non-GAAP revenues:	<Amount>
Non-GAAP operating income:	<Amount>
“Non-GAAP revenues” and “Non-GAAP operating income” are as of the Company’s September outlook (or the reported results) for fiscal <Year>, subject to adjustments pursuant to the policy established by the Committee. The Company applies a relative weighting of <Amount>% to Non-GAAP revenues and <Amount>% to Non-GAAP operating income.

2.
The weighted financial performance ratio for Non-GAAP revenues will be the result of <Amount> multiplied by a fraction, the numerator of which is the September outlook or the reported Non-GAAP revenues results for fiscal <Year>, and the denominator of which is the fiscal <Year> Non-GAAP revenues objective stated above.

3.
The weighted financial performance ratio for Non-GAAP operating income will be the result of <Amount> multiplied by a fraction, the numerator of which is the September outlook or the reported Non-GAAP operating income results for fiscal <Year>, and the denominator of which is the fiscal <Year> Non-GAAP operating income objective stated above.

4.
The resulting weighted financial performance ratios for Non-GAAP revenues and Non-GAAP operating income will then be summed (the “Weighted Financial Performance Ratio”) and the “Incentive Multiple” will be calculated according to the schedule set forth below:

Weighted Financial Performance Ratio	Incentive Multiple	Rate of Increase to the Incentive Multiple
70%	0.0000	The Incentive Multiple is zero (0.0) if the Weighted Financial Performance Ratio is less than 80%.
75%	0.0000
80%	0.0000	The Incentive Multiple increases 5.0 percentage points for each 1.0 percent improvement in the Weighted Financial Performance Ratio from 80% to 100%.
85%	0.2500
90%	0.5000
95%	0.7500
100%	1.0000	The Incentive Multiple increases 4.0 percentage points for each1.0 percent improvement in the Weighted Financial Performance Ratio from 100% to 125%.
105%	1.2000
110%	1.4000
115%	1.6000
120%	1.8000
125%	2.0000	The Incentive Multiple is at the maximum rate of 2.0x if the Weighted Financial Performance Ratio equals or exceeds 125%.
130%	2.0000
135%	2.0000
140%	2.0000
145%	2.0000
150%	2.0000

5.	The amount payable under this Award shall be the result of the Target Award Amount multiplied by the Incentive Multiple determined in step 4 above.

ATTACHMENT B
QUALCOMM INCORPORATED
Cash Incentive Compensation Repayment Policy

To the extent permitted by governing law, the Company will require an executive officer to repay to the Company the amount of any annual cash incentive bonus payment that executive officer receives to the extent that (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement that occurs within twelve months of such payment, (ii) the executive officer has engaged in theft, dishonesty or intentional falsification of Company documents or records that resulted in the obligation to restate, and (iii) a lower cash incentive bonus payment would have been made to the executive officer based upon the restated financial results.

Notwithstanding anything in this Policy to the contrary, an accounting judgment made in good faith and supported by reasonable interpretations of generally accepted accounting principles (“GAAP”) at the time made shall not be the basis for the Company to require any repayments under this Policy.

The executive officer’s repayment obligation under this Policy shall be in addition to, and shall in no way limit, any other remedies that the Company may have available to it, and any other actions that the Company may take, with respect to the conduct of the executive officer or in connection with the accounting restatement.

For purposes of this Policy, an “executive officer” shall be any member of the Company’s executive committee and any other officers or employees of the Company as may be designated by the Company from time to time.

The interpretation and enforcement of this Policy shall be the responsibility of the Compensation Committee of the Board of Directors of the Company.

This Policy shall be effective with respect to cash incentive compensation paid to an executive officer on or after January 1, 2009.